Exhibit 10.1

LOAN MODIFICATION AGREEMENT

dated as of February 5, 2010,

relating to the

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of March 24, 2009,

among

CB RICHARD ELLIS SERVICES, INC.,

CB RICHARD ELLIS GROUP, INC.,

CERTAIN SUBSIDIARIES OF CB RICHARD ELLIS SERVICES, INC.,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC

and

BANC OF AMERICA SECURITIES LLC,

as Joint Lead Arrangers

LOAN MODIFICATION AGREEMENT dated as of February 5, 2010 (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales (the “U.K. Borrower”), CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower”, and together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower and the Australian Borrower, the “Borrowers”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Accepting Lenders (as defined below) and CREDIT SUISSE AG (“CS”), as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to (i) the Second Amended and Restated Credit Agreement dated as of March 24, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Holdings, the Lenders party thereto, and CS, as Administrative Agent and as Collateral Agent, and (ii) the Loan Modification Agreement dated as of August 24, 2009, among the Borrowers, Holdings, the Lenders party thereto and CS, as Administrative Agent (the “Original Loan Modification Agreement”).

B. Pursuant to Section 9.20(a) of the Credit Agreement, Holdings and the U.S. Borrower made, by written notice to the Administrative Agent dated January 19, 2010 (such notice, including the Summary of Principal Changed Terms attached thereto as Exhibit A, the “Offer Notice”), Loan Modification Offers to the Lenders to make certain Permitted Amendments as described therein.

C. The Lenders party hereto (the “Accepting Lenders”) are willing to agree to such Permitted Amendments as of the Loan Modification Effective Date (as defined below), on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Terms Generally. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Original Loan Modification Agreement, as the case may be. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Agreement.

This Agreement shall be a “Loan Modification Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Loan Modifications.

(a) Each of the Accepting Lenders set forth on Schedule I hereto agrees that the principal amount of its Domestic Revolving Credit Commitments set forth on Schedule I shall hereby be converted into Tranche 2 Domestic Revolving Credit Commitments and that a proportionate principal amount of its outstanding Domestic Revolving Loans shall hereby be converted into Tranche 2 Domestic Revolving Loans, in each case as defined in and having the terms set forth in the Original Loan Modification Agreement. For all purposes of the Credit Agreement and the other Loan Documents, the Accepting Lenders set forth on Schedule I shall be Tranche 2 Domestic Revolving Credit Lenders. Any Interest Period elected by any Borrower with respect to any converted Domestic Revolving Credit Borrowing beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the corresponding Tranche 2 Domestic Credit Borrowing until the end of such Interest Period.

(b) Each of the Accepting Lenders set forth on Schedule II hereto agrees that the principal amount of its Multicurrency Revolving Credit Commitments set forth on Schedule II hereto shall hereby be converted into Tranche 2 Multicurrency Revolving Credit Commitments and that a proportionate principal amount of its outstanding Multicurrency Revolving Loans shall hereby be converted into Tranche 2 Multicurrency Revolving Loans, in each case as defined in and having the terms set forth in the Original Loan Modification Agreement. For all purposes of the Credit Agreement and the other Loan Documents, the Accepting Lenders set forth on Schedule II shall be Tranche 2 Multicurrency Revolving Credit Lenders. Any Interest Period elected by any Borrower with respect to any converted Multicurrency Revolving Credit Borrowing beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the corresponding Tranche 2 Multicurrency Credit Borrowing until the end of such Interest Period.

(c) Each of the Accepting Lenders set forth on Schedule III hereto agrees that the principal amount of its U.K. Revolving Credit Commitments set forth on Schedule III hereto shall hereby be converted into Tranche 2 U.K. Revolving Credit Commitments and that a proportionate principal amount of its outstanding U.K. Revolving Loans shall hereby be converted into Tranche 2 U.K. Revolving Loans, in each case as defined in and having the terms set forth in the Original Loan Modification Agreement. For all purposes of the Credit Agreement and the other Loan Documents, the Accepting Lenders set forth on Schedule III shall be Tranche 2 U.K. Revolving Credit Lenders. Any Interest Period elected by any Borrower with respect to any converted U.K. Revolving Credit Borrowing beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the corresponding Tranche 2 U.K. Credit Borrowing until the end of such Interest Period.

(d) Each of the Accepting Lenders set forth on Schedule IV hereto (the “Tranche A-4 Lenders”) agrees that the principal amount of its Tranche A Loans set forth on Schedule IV hereto shall hereby be converted into Other Term Loans (the “Tranche A-4 Loans”), in a like principal amount and on the terms and subject to the conditions set forth herein:

Tranche A-4 Maturity Date:	As used in the Credit Agreement, the “Other Term Loan Maturity Date” of the Tranche A-4 Loans shall be December 20, 2011.

Applicable Percentage:	The Tranche A-4 Loans will bear interest at a rate per annum equal to, at the option of the U.S. Borrower, the Adjusted LIBO Rate plus 3.50% or the Alternate Base Rate plus 2.50%; provided, however, that on April 1, 2010, the Applicable Percentages with respect to the outstanding Tranche A-4 Loans shall be increased by 225 basis points.

For the avoidance of doubt, the “Applicable Percentages” set forth above already include the 50 basis point step-down pursuant to clause (i) in the third paragraph of the definition of “Applicable Percentage” in the Credit Agreement.

Amortization:	The U.S. Borrower shall pay to the Administrative Agent, for the accounts of the Tranche A-4 Lenders, on the dates set forth below, or if any such date is not a Business Day, on the immediately preceding Business Day, a principal amount of the Tranche A-4 Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12 and 2.13(f) of the Credit Agreement) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Repayment Date	Amount
June 30, 2010	$2,888,123.80
September 30, 2010	$2,888,123.80
December 31, 2010	$2,888,123.80
March 31, 2011	$2,888,123.80
June 30, 2011	$2,888,123.80
September 30, 2011	$2,888,123.80
Tranche A-4 Maturity Date	$98,196,209.38

For the avoidance of doubt, on a pro rata basis, in no event shall the scheduled amortization of the Tranche A-4 Loans be greater than the scheduled amortization of the Tranche A Loans.

Other:	In the event that any Tranche A-4 Loans are outstanding on July 1, 2010, then the U.S. Borrower shall pay to each Tranche A-4 Lender on that date a fee of 75 basis points on the aggregate principal amount of the Tranche A-4 Loans of such Lender outstanding on such date.

General:	For all purposes of the Credit Agreement and the other Loan Documents, the Tranche A-4 Loans shall constitute “Other Term Loans”; Borrowings comprised of Tranche A-4 Loans shall constitute “Tranche A-4 Borrowings”; and the Tranche A-4 Lenders shall be “Lenders”, “Term Lenders” and “Accepting Lenders” with respect to such Tranche A-4 Loans. Except to the extent provided herein, the terms and conditions of the Tranche A-4 Loans shall be identical to those of the Tranche A Loans. The Interest Period elected by the U.S. Borrower with respect to the converted Tranche A Borrowing beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the Tranche A-4 Borrowing until the end of such Interest Period.

(e) Each of the Accepting Lenders set forth on Schedule V hereto (the “Tranche A-3A Lenders”) agrees that the principal amount of its Tranche A Loans set forth on Schedule V shall hereby be converted into Other Term Loans (the “Tranche A-3A Loans”) in a like principal amount and on the terms and subject to the conditions set forth herein:

Tranche A-3A Maturity Date:	As used in the Credit Agreement, the “Other Term Loan Maturity Date” of the Tranche A-3A Loans shall be December 20, 2013.

Amortization:	The U.S. Borrower shall pay to the Administrative Agent, for the accounts of the Tranche A-3A Lenders, on the dates set forth below, or if any such date is not a Business Day, on the immediately preceding Business Day, a principal amount of the Tranche A-3A Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12 and 2.13(f) of the Credit Agreement) equal to the amount set forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

Repayment Date	Amount
June 30, 2010	$60,222.72
September 30, 2010	$60,222.72
December 31, 2010	$60,222.72
March 31, 2011	$60,222.72
June 30, 2011	$60,222.72
September 30, 2011	$60,222.72
December 31, 2011	$60,222.72
March 31, 2012	$60,222.72
June 30, 2012	$60,222.72
September 30, 2012	$60,222.72
December 31, 2012	$60,222.72
March 31, 2013	$60,222.72
June 30, 2013	$60,222.72
September 30, 2013	$60,222.72
Tranche A-3A Maturity Date	$23,245,971.41

Applicable Percentage:	As used in the Credit Agreement, the “Applicable Percentage” with respect to any Fixed Rate Tranche A-3A Loan and Daily Rate Tranche A-3A Loan shall be the applicable percentage set forth below under the caption “Fixed Rate Spread” and “Daily Rate Spread”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread
Category 1 Greater than 4.00 to 1.0	5.00%	4.00%

Category 2 Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	5.00%	4.00%

Category 3 Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	4.00%	3.00%

Category 4 Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	4.00%	3.00%

Category 5 Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	4.00%	3.00%

Category 6 Equal to or less than 2.25 to 1.0	4.00%	3.00%

For the avoidance of doubt, the “Applicable Percentages” set forth above already include the 50 basis point step-down pursuant to clause (i) in the third paragraph of the definition of “Applicable Percentage” in the Credit Agreement.

General:	For all purposes of the Credit Agreement and the other Loan Documents, the Tranche A-3A Loans shall constitute “Other Term Loans”; Borrowings comprised of Tranche A-3A Loans shall constitute “Tranche A-3A Borrowings”; and the Tranche A-3A Lenders shall be “Lenders”, “Term Lenders” and “Accepting Lenders” with respect to such Tranche A-3A Loans. Except to the extent provided herein, the terms and conditions of the Tranche A-3A Loans shall be identical to the Tranche A Loans under the Credit Agreement. For the avoidance of doubt, any Interest Period elected by the U.S. Borrower with respect to any converted Tranche A Borrowing beginning prior to the Loan Modification Effective Date and ending thereafter shall constitute the Interest Period with respect to the corresponding Tranche A-3A Borrowing until the end of such Interest Period.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, Holdings and the Borrowers represent and warrant to each of the Accepting Lenders, the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and (b) no Default or Event of Default has occurred and is continuing.

SECTION 4. Conditions Precedent to Effectiveness of Modifications. The modifications of Commitments and Loans provided for in Section 2 above will become effective on a date to be designated by the U.S. Borrower and the Administrative Agent, subject to the satisfaction of the following conditions precedent on or prior to such date (the date of such effectiveness being called the “Loan Modification Effective Date”):

(a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of (i) the General Counsel or Assistant General Counsel of the U.S. Borrower, substantially to the effect set forth in

Exhibit A-1 to this Agreement and (ii) Simpson Thacher & Bartlett LLP, counsel for Holdings and the Borrowers, substantially to the effect set forth in Exhibit A-2 to this Agreement, in each case (A) dated on the Loan Modification Effective Date, (B) addressed to the Issuing Bank, the Administrative Agent and the Accepting Lenders, and (C) covering such other matters relating to this Agreement and the Permitted Amendments as the Administrative Agent shall reasonably request, and Holdings and the Borrowers hereby request such counsel to deliver such opinions.

(b) The Administrative Agent shall have received (i) a copy of the certificate, articles of incorporation or partnership agreement (or comparable organizational document), including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State (or comparable official) of the jurisdiction of its organization, and a certificate as to the good standing (where such concept is applicable) of each Loan Party as of a recent date, from such Secretary of State (or comparable official); (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated on the Loan Modification Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or comparable organizational document) of such Loan Party as in effect on the Loan Modification Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or partners (or comparable governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate, articles of incorporation or partnership agreement (or comparable organizational document) of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Administrative Agent may reasonably request.

(c) The Administrative Agent shall have received (on behalf of itself and the Accepting Lenders) all fees (including, for the avoidance of doubt, the Modification Fees set forth in the Offer Notice) and other amounts due and payable on or prior to the Loan Modification Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers and Holdings hereunder or under any other Loan Document.

(d) The Administrative Agent shall have received counterparts of this Agreement which, when taken together, bear the signatures of the Borrowers, Holdings, the Accepting Lenders, the Subsidiary Guarantors and the Administrative Agent.

SECTION 5. Certain Agreements. For the avoidance of doubt and without limiting the application thereof, the parties hereto hereby agree that the provisions of Section 9.05 of the Credit Agreement shall apply to the execution and delivery of, and the performance of the parties’ respective obligations under, this Agreement.

SECTION 6. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4 above. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9. Headings. The headings and cover page of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10. Amendment. This Agreement may not be amended, supplemented or otherwise modified other than in a writing signed by each of the parties hereto.

SECTION 11. Acknowledgement of Guarantors. Each of the Guarantors hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby confirms its guarantee and, as applicable, its grant of Collateral under the Collateral Agreement and agrees that such guarantee and any such grant of Collateral shall continue to be in full force and effect and shall inure to the benefit of the Secured Parties, including the Accepting Lenders as such in respect of their Loans and/or Commitments and the other Obligations owed to them from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by
/s/ Debera Fan
Name:	Debera Fan
Title:	Senior Vice President and Treasurer

CB RICHARD ELLIS GROUP, INC.,

by
/s/ Debera Fan
Name:	Debera Fan
Title:	Senior Vice President and Treasurer

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by
/s/ P. Emburey
Name:	P. Emburey
Title:	Director

by
/s/ A. Lowth
Name:	A. Lowth
Title:	Director

CB RICHARD ELLIS LIMITED, a corporation organized under the laws of the province of New Brunswick,

by
/s/ Camille McKee
Name:	Camille McKee
Title:	Vice President

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia and registered in New South Wales,

by
/s/ John Llewellyn Bell
Name:	John Llewellyn Bell
Title:	Director

by
/s/ Scott Gray-Spencer
Name:	Scott Gray-Spencer
Title:	Director

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by
/s/ John Llewellyn Bell
Name:	John Llewellyn Bell
Title:	Director

CB/TCC GLOBAL HOLDINGS LIMITED, a limited company organized under the laws of England and Wales,

by
/s/ P. Emburey
Name:	P. Emburey
Title:	Director

by
/s/ M. Smith
Name:	M. Smith
Title:	Director

RELAM AMSTERDAM HOLDINGS B.V., a private company with limited liability organized under the laws of the Netherlands with its corporate seat in Amsterdam, the Netherlands,

By:	TMF Management B.V.
Title:	managing director

By	/s/ P.J.G. de Reus
Name:	P.J.G. de Reus
Title:	attorney-in-fact

by
/s/ S.A.J. Engel
Name:	S.A.J. Engel
Title:	attorney-in-fact

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE VI HERETO,

by
/s/ Debera Fan
Name:	Debera Fan
Title:	Authorized Signatory

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE VII HERETO,

by
/s/ Robert E. Sulentic
Name:	Robert E. Sulentic
Title:	Executive Vice President

TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.

by
/s/ Robert E. Sulentic
Name:	Robert E. Sulentic
Title:	President and Chief Executive Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by
/s/ William O’Daly
Name:	William O’Daly
Title:	Director

by
/s/ Ilya Ivashkov
Name:	Ilya Ivashkov
Title:	Associate

SCHEDULE I

Tranche 2 Domestic

Revolving Lenders, Commitments and Loans

Tranche 2 Domestic Revolving Lender	Domestic Revolving Credit Commitments/Loans converted into Tranche 2 Domestic Revolving Credit Commitments/Loans
CITY NATIONAL BANK, NA	$5,000,000.00
FIFTH THIRD BANK	$10,000,000.00
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND	$15,000,000.00
MIZUHO CORPORATE BANK, LTD.	$15,000,000.00
RAYMOND JAMES BANK, FSB	$10,000,000.33
REGIONS BANK	$10,000,000.00
THE ROYAL BANK OF SCOTLAND PLC	$23,200,000.00
UNION BANK, N.A.	$6,500,000.00
U.S. BANK ASSOCIATION	$15,000,000.00
WACHOVIA BANK NA	$15,000,000.00

Total:	$124,700,000.33

SCHEDULE II

Tranche 2 Multicurrency

Revolving Lenders, Commitments and Loans

None

SCHEDULE III

Tranche 2 U.K.

Revolving Lenders, Commitments and Loans

Tranche 2 U.K. Revolving Lender	U.K. Revolving Credit Commitments/Loans converted into Tranche 2 U.K. Revolving Credit Commitments/Loans
THE ROYAL BANK OF SCOTLAND PLC	$5,300,000.00
UNION BANK, N.A.	$2,500,000.00

Total:	$7,800,000.00

SCHEDULE IV

Tranche A-4 Lenders and Loans

Tranche A-4 Lender	Tranche A Loans converted into Tranche A-4 Loans
CITY NATIONAL BANK, NA	$5,161,947.75
FIFTH THIRD BANK	$10,323,895.49
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND	$22,351,795.49
MIZUHO CORPORATE BANK, LTD.	$15,485,843.25
RAYMOND JAMES BANK, FSB	$11,614,382.26
REGIONS BANK	$10,323,895.49
UNION BANK, N.A.	$9,291,505.95
U.S. BANK NATIONAL ASSOCIATION	$15,485,843.25
WACHOVIA BANK NA	$15,485,843.25

Total:	$115,524,952.18

SCHEDULE V

Tranche A-3A Lenders and Loans

Tranche A-3A Lender	Tranche A Loans converted into Tranche A-3A Loans
SCOTIABANK, INC.	$24,089,089.49

Total:	$24,089,089.49

SCHEDULE VI

Subsidiary Guarantors

CB Holdco, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, L.L.C.

CB Richard Ellis, Inc.

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company L.L.C.

CBRE/LJM-Nevada, Inc.

CBRE Loan Services, Inc.

HoldPar A

HoldPar B

Insignia/ESG Capital Corporation

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Services, Inc.

Vincent F. Martin, Jr., Inc.

Westmark Real Estate Acquisition Partnership, L.P.

SCHEDULE VII

Subsidiary Guarantors

TC Houston, Inc.

TCCT Real Estate, Inc.

TCDFW, Inc.